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                                                                    Exhibit 10.6


             THIRTEENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
             ----------------------------------------------------

          This THIRTEENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (the "Amendment") is entered into as of this 15/th/ day of October, 1999 by and between COLORSPAN CORPORATION (f/k/a LaserMaster Corporation), a Minnesota corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a new York corporation, as Agent and Lender ("Agent"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, Borrower and Agent have entered into that certain Credit Agreement dated as of January 17, 1996, as amended by that certain First Amendment to Credit Agreement dated as of May 15, 1996, that Second Amendment to Credit Agreement dated as of January 31, 1997, that Third Amendment to Credit Agreement dated as of May 14, 1997, that Fourth Amendment to Credit Agreement dated as of October 14, 1997, that Fifth Amendment to Credit Agreement dated as of February 17, 1998, that Sixth Amendment and Consent to Credit Agreement dated as of June 30, 1998, that Seventh Amendment and Consent to Credit Agreement dated as of July 15, 1998, that Eighth Amendment and Consent to Credit Agreement dated as of December 30, 1998, that Ninth Amendment and Consent to Credit Agreement dated as of January 25, 1999, that Tenth Amendment and Consent to Credit Agreement dated as of March 31, 1999, that Eleventh Amendment and Consent to Credit Agreement dated as of June 30, 1999, and that Twelfth Amendment and Consent to Credit Agreement dated as of August 31, 1999 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

Section 1  Amendments to Definitions in Credit Agreement.

          Definitions.  Schedule A to the Credit Agreement is amended as
          -----------
follows:

          (a) The definition of Commitment Termination Date is amended to read in its entirety as follows:

          "Commitment Terminate Date" shall mean the earliest of (i) December 1,
           -------------------------
          1999, (ii) the date of termination of Lenders' obligations to advance funds or permit existing advances to remain outstanding pursuant to
          Section 8.2, and (iii) the date of indefeasible prepayment in full by
          -----------
          Borrower of the Revolving Credit Loan, and the permanent reduction of the Revolving Credit Loan Commitment to zero dollars ($0), in accordance with the provisions of Section 1.2.
                                            -----------
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Section 2  Extension Fee.

           In consideration of the Amendments contained herein, Borrower shall pay Agent an extension fee of FIFTEEN THOUSAND DOLLARS ($15,000) (the "Extension Fee"), payable on or before October 15, 1999.

Section 3  Representations and Warranties.

           Borrower represents and warranties that:

           (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

           (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

           (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

           (d) no Default or Event of Default will exist or result after giving effect hereto.

Section 4  Conditions to Effectiveness.

           This Amendment will be effective upon satisfaction of the following conditions:

           (a) Execution and delivery of four counter-parts of this Amendment by each of the parties hereto.

           (b) The payment of the Extension Fee due October 15, 1999 in the amount of Fifteen Thousand Dollars ($15,000).

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Section 5  Reference to and Effect Upon the Credit Agreement

           (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

Section 6  Waiver and Release.

           In consideration of the foregoing, Borrower hereby waives, releases and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

Section 7  Costs and Expenses.

           As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 8  GOVERNING LAW.

           THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

Section 9  Headings.

           Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

Section 10 Counterparts.

          This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature page follows]

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                             COLORSPAN CORPORATION
                                             (f/k/a LaserMaster Corporation)

                                             By:____________________________
                                             Title:_________________________


Revolving Credit Loan                        GENERAL ELECTRIC CAPITAL
Commitment: $6,000,000                       CORPORATION, as Agent

                                             By:____________________________
                                             Title:_________________________

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